UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 6, 2011

RADIANT LOGISTICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50283	04-3625550
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 114th Avenue, S.E., Third Floor, Bellevue, WA 98004-6475
(Address of Principal Executive Offices) (Zip Code)

(800) 843-4784
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding future operating performance, events, trends and plans. All statements other than statements of historical fact contained herein, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues and costs, and plans and objectives of management for future operations, are forward-looking statements. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation thereon or similar terminology or expressions. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are not guarantees and are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. For the purposes of such forward-looking statements, we have assumed, among other things: that we will be able to maintain the future operations of DBA in a manner consistent with its past practices; that following the acquisition, DBA will be able to maintain and grow its revenues and operating margins in a manner consistent with its most recent results of operations; and that over time we will be able  to integrate the operations of DBA with our existing operations, as well as our ability to realize expected financial and operational cost and revenue synergies through such integration. Important factors that could cause our actual results to differ from our expectations, include but are not limited to, any discrepancies between the unaudited results of operations of DBA provided to us in the acquisition process, upon which we have relied, and future audited results of operations for the same period, our reliance on the acquired DBA management team and the continued customer relationships provided by DBA’s combination of company and independent agency locations, the effect that the acquisition will have on DBA’s existing customers, agents and employees, any material adverse change in the composition of the DBA customers or agency locations, as well as those risk factors disclosed in Item 1A of our Report on Form 10-K for the year ended June 30, 2010 (as such factors apply to us and can be applied to DBA) and other filings with the Securities and Exchange Commission and other public documents and press releases which can be found on our web-site (www.radiantdelivers.com). Readers are cautioned not to place undue reliance on our forward-looking statements, as they speak only as of the date made. Such statements are not guarantees of future performance or events and we undertake no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances occurring after the date hereof.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Definitive Agreement

On April 6, 2011, Radiant Logistics, Inc. (the “Company”, “we” or “us”) closed on a previously announced Agreement and Plan of Merger (the “Agreement”) pursuant to which we  acquired DBA Distribution Services, Inc. (“DBA”), a privately-held New Jersey corporation in a transaction valued at $12.0 million.  DBA operates under the trade name “Distribution by Air” and provides a full range of domestic and international transportation and logistics services across North America. The shares of DBA were acquired by us via a merger transaction pursuant to which DBA was merged into a newly-formed subsidiary of ours.  The merger occurred in an arm’s-length transaction as no material relationship otherwise existed between us or any of the DBA shareholders, officers or directors prior to the transaction.

The $12.0 million transaction consisted of cash of $5.4 million paid at closing, the delivery of $4.8 million in seller notes payable over the next three years and $1.8 million in connection with the achievement of certain integration milestones, to be paid within 180 days after the milestones have been achieved, however, no later than the 18th month anniversary of the closing.  We may, at our sole option, on or before the three month anniversary of the closing, elect to satisfy up to $2.4 million of the seller notes through the issuance of shares of our common stock to be valued based upon a 30-day volume weighted average price to be calculated preceding the delivery of the shares.  The seller notes may be subject to acceleration upon occurrence of a “Corporate Transaction” (as defined in the Form of Note), which includes a future sale of DBA or Radiant, or certain changes in corporate control. The cash component of the transaction was financed through a combination of our existing funds and funds available under an existing revolving credit facility provided by Bank of America, N.A.

The Merger Agreement contains standard and customary representations, warranties and covenants, and provides that each of Radiant and the DBA Shareholders will indemnify each other for certain losses, subject to certain time and dollar limits.

Founded in 1981, Distribution By Air services a diversified account base including manufacturers, distributors and retailers through a combination of company owned logistics centers located in Somerset, New Jersey and Los Angeles, California and twenty four agency offices across North America. Based on historic financial statements provided by its management, Distribution  By Air generated approximately $91.6 Million in revenues for the twelve months ended August 31, 2010. Distribution By Air will operate as our wholly-owned subsidiary once the acquisition is completed.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Agreement and Plan of Merger which was filed as Exhibit 2.1 to our Report  on Form 8-K filed with the Securities and Exchange Commission on March 31, 2011.

On April 7, 2011, we issued a press release announcing the acquisition of DBA. A copy of the press release is attached as an exhibit to this Report.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Report is incorporated herein by reference.

Section 8 – Other Events

Item 8.01 Other Events.

DBA has agreed to retain the services of Paul Pollara, as Vice President of Operations – Western Region, and James Eagen as Vice President of Operations – Eastern Region.  Messrs. Pollara and Eagen have served as executive officers and founders of DBA since its inception in 1981.

The foregoing information is intended as a summary of the reported transaction and is qualified in its entirety by reference to the complete text of the Amended Employment Agreements between DBA and Messrs. Pollara and Eagen which are filed as Exhibits to this Report, and other agreements with Messrs. Pollara and Eagen, which were filed as Exhibits to our Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2011.

Item 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

(i)           DBA Distribution Services Inc. Audited Financial Statements as and for the years ended August 31, 2010 and 2009

Report of Independent Public Accountants	2
Balance Sheets	3
Statements of Operation	4
Statements of Stockholders’ Equity	5
Statements of Cash Flows	6-7
Notes to Financial Statements	8-15

(ii)           DBA Distribution Services Inc. Interim Financial Statements.

In accordance with Item 9.01(a)(4) of Form 8-K, interim financial statements required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 days after the date this Report was required to be filed.

(b) Pro forma Financial Information.

In accordance with Item 9.01(b)(2) of Form 8-K, pro forma financial information required under this Item 9.01 will be filed by amendment to the original Current Report on Form 8-K no later than 71 days after the date this Report was required to be filed.

(d) Exhibits.  The following exhibits are furnished with this Current Report on Form 8-K:

No.	Description

2.1
Agreement and Plan of Merger by and among Radiant Logistics, Inc., and DBA Acquisition Corp. and the Principal Shareholders of DBA Distribution Services, Inc., and EBCP I, LLC, as Shareholders' Agent1.

2.2	Promissory Note (delivered to the Shareholders' Agent on behalf of the DBA Shareholders).

2.3	Certificate of Merger between DBA Distribution Services, Inc. and DBA Acquisition Corp.

10.1	Employment Agreement between Paul Pollara and DBA Distribution Services, Inc. dated June 30, 20081.

10.2	Amendment No. 1 to Employment Agreement between Paul Pollara and DBA Distribution Services, Inc.

10.3	Employment Agreement between James Eagen and DBA Distribution Services, Inc. dated June 30, 20081.

10.4	Amendment No. 1 to Employment Agreement between James Eagen and DBA Distribution Services, Inc.

10.5	Non-Competition, Non-Solicitation and No-Hire Agreement between DBA Distribution Services, Inc. and Paul Pollara dated June 30, 20081.

10.6	Non-Competition, Non-Solicitation and No-Hire Agreement between DBA Distribution Services, Inc. and James Eagen dated June 30, 20081.

99.1	Press Release of Radiant Logistics, Inc. dated April 7, 2011.

1 Incorporated by reference to the Current Report on Form 8-K filed with the Securities and Exchange Commission on March 31, 2011.

Financial Statements provided under Item 9.01(a)

DBA Distribution Services, Inc.

Report on Financial Statements

Years Ended August 31, 2010 and 2009

DBA DISTRIBUTION SERVICES, INC.

Index

Page

Report of Independent Public Accountants	2

Balance Sheets August 31, 2010 and 2009	3

Statements of Operations Years Ended August 31, 2010 and 2009	4

Statements of Stockholders' Equity August 31, 2010 and 2009	5

Statements of Cash Flows Years Ended August 31, 2010 and 2009	6-7

Notes to Financial Statements	8-15

Report of Independent Public Accountants

To the Stockholders
DBA Distribution Services, Inc.

We have audited the accompanying balance sheets of DBA Distribution Services, Inc. as of August 31, 2010 and 2009, and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DBA Distribution Services, Inc. as of August 31, 2010 and 2009, and its results of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Eatontown, New Jersey
February 16, 2011

DBA DISTRIBUTION SERVICES, INC.

BALANCE SHEETS
AUGUST 31, 2010 AND 2009

	2010	2009

ASSETS
Current assets:
Cash and cash equivalents	$2,456,601	$2,292,479
Accounts receivable, net of allowance for doubtful accounts of $378,750 and $548,055	14,787,412	12,438,931
Prepaid income taxes	32,022	401,815
Prepaid expenses and other current assets	245,289	428,297
Deferred tax assets	211,000	268,000
Total current assets	17,732,324	15,829,522

Equipment and leasehold improvements, net of accumulated depreciation and amortization	591,325	652,850
Deferred tax assets, net	266,000
Other assets	393,945	385,129

Totals	$18,983,594	$16,867,501

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current portion of related party notes payable	$554,591	$308,975
Current portion of long-term debt	11,112
Current portion of capital lease obligation	47,073	44,696
Accounts payable and accrued expenses	11,415,255	9,537,447
Total current liabilities	12,028,031	9,891,118

Related party notes payable, net of current portion	682,394	928,010
Long-term debt	60,818
Capital lease obligation, net of current portion	110,758	157,830
Deferred tax liabilities, net		22,000
Deferred rent	272,284	301,366

Total liabilities	13,154,285	11,300,324

Commitments and contingencies

Stockholders' equity:
Common stock, no par value; 2,500,000 shares authorized; 500,000 shares issued	5,000	5,000
Additional paid-in capital	605,237	598,992
Retained earnings	6,983,982	6,728,095
Totals	7,594,219	7,332,087
Less: Treasury stock, 307,693 and 222,222 shares at cost	(1,764,910)	(1,764,910)
Total stockholders' equity	5,829,309	5,567,177

Totals	$18,983,594	$16,867,501

See Notes to Financial Statements.

DBA DISTRIBUTION SERVICES, INC.

STATEMENTS OF OPERATIONS
YEARS ENDED AUGUST 31, 2010 AND 2009

	2010	2009

Net revenue	$91,565,291	$72,837,623

Cost of revenue	79,847,992	61,856,316

Gross profit	11,717,299	10,981,307
Selling, general and administrative expenses	11,335,505	11,478,600

Income (loss) from operations	381,794	(497,293)

Other income (expense):
Interest income	1,771	7,912
Interest expense	(73,939)	(44,356)
Gain on foreign currency	79,930	92,255
Miscellaneous	6,331	1,140
Totals	14,093	56,951

Income (loss) before income taxes	395,887	(440,342)

Provision (benefit) for income taxes	140,000	(256,000)

Net income (loss)	$255,887	$(184,342)

See Notes to Financial Statements.

DBA DISTRIBUTION SERVICES, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
YEARS ENDED AUGUST 31, 2010 AND 2009

	Common Stock		Additional Paid-in	Retained	Treasury	Total Stockholders'
	Amount	Shares	Capital	Earnings	Stock	Equity

Balance, September 1, 2009	$5,000	500,000	$74,873	$5,147,527		$5,227,400

Stockholder contribution			$500,000			$500,000

Purchase and redemption of common stock				1,764,910	$(1,764,910)

Contribution and distribution of common stock			$24,119			24,119

Net loss				(184,342)		(184,342)

Balance, August 31, 2009	5,000	500,000	598,992	6,728,095	(1,764,910)	5,567,177

Contribution and distribution of common stock			6,245			6,245

Net income				255,887		255,887

Balance, August 31, 2010	$5,000	500,000	$605,237	$6,983,982	$(1,764,910)	$5,829,309

See Notes to Financial Statements.

DBA DISTRIBUTION SERVICES, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED AUGUST 31, 2010 AND 2009

	2010	2009

Operating activities:
Net income (loss)	$255,887	$(184,342)
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	223,059	225,325
Bad debts	372,438	310,415
Compensation from stock awards	6,245	24,119
Deferred income taxes	(231,000)	(13,000)
Changes in operating assets and liabilities:
Accounts receivable	(2,720,919)	849,303
Prepaid income taxes	369,793	(389,948)
Prepaid expenses and other current assets	183,008	(123,161)
Other assets	(2,208)	(8,341)
Accounts payable and accrued expenses	1,877,808	(469,215)
Income taxes payable		(41,962)
Other liabilities	(29,082)	96,751
Net cash provided by operating activities	305,029	275,944

Investing activities:
Purchases of equipment and leasehold improvements	(84,334)	(110,518)
Cash surrender value of officers' life insurance	(6,608)	(6,583)
Net cash used in investing activities	(90,942)	(117,101)

Financing activities:
Repayments of related party notes payable		(27,925)
Repayments of capital lease obligation	(44,695)	(35,518)
Purchase of mandatorily redeemable common stock		(500,000)
Stockholders' contribution		500,000
Repayments of long-term debt	(5,270)
Net cash used in financing activities	(49,965)	(63,443)

Net increase in cash and cash equivalents	164,122	95,400

Cash and cash equivalents, beginning of year	2,292,479	2,197,079

Cash and cash equivalents, end of year	$2,456,601	$2,292,479

See Notes to Financial Statements.

DBA DISTRIBUTION SERVICES, INC.

STATEMENTS OF CASH FLOWS
YEARS ENDED AUGUST 31, 2010 AND 2009

	2010		2009

Supplemental disclosure of cash flow data:
Interest paid		$73,939	$5,378

Income taxes paid	$	.	$624,945

Supplemental disclosure of noncash investing and financing activities:
Leasehold improvements acquired through issuance of long-term debt		$77,200
Deposit applied to purchase of equipment			$79,348
Notes payable issued in exchange for mandatorily redeemable common stock			$1,264,910
Equipment acquired through capital lease			$238,044

See Notes to Financial Statements.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization and business:
DBA Distribution Services, Inc. (the "Company") was incorporated in the State of New Jersey on September 5, 1985. The Company is a domestic freight forwarder that operates two terminals and over twenty exclusive sales agencies throughout the United States. The Company also offers international freight forwarding and fulfillment services.

Note 2 - Summary of significant accounting policies:
Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Concentrations of credit risk:
Financial instruments that potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. The Company places its cash and cash equivalents with high credit quality financial institutions. At times, such amounts may exceed Federally insured limits. The Company had cash and cash equivalent balances in excess of Federally insured limits of approximately $2,718,000 and $400,000 at August 31, 2010 and 2009, respectively. Concentrations of credit risk with respect to accounts receivables are limited by the large number of customers comprising the Company's customer base and their geographical dispersion. The Company closely monitors the extension of credit to its customers while maintaining allowances for potential credit losses. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, based on a history of past write-offs and collections and current credit considerations.

Equipment and leasehold improvements:
Equipment and leasehold improvements are stated at cost less accumulated depreciation and amortization. Depreciation for equipment is computed primarily using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the lesser of their estimated useful life or the life of the related lease. Amortization of equipment held under capital lease is included in depreciation.

Deferred rent:
Rent expense is recognized on a straight-line basis over the term of each operating lease and considers the impact of rent holidays and future rent increases.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (continued):
Revenue recognition:
Revenue is recognized when freight is received from the shipper or when freight leaves the Company's terminal with accrual of the estimated direct costs to complete delivery.

Advertising:
The Company expenses the costs of advertising as incurred. Advertising costs charged to operations amounted to $6,485 and $19,553 in 2010 and 2009, respectively.

Foreign currency transactions:
Assets and liabilities representing accounts payable denominated in foreign currencies are presented in United States dollars at exchange rates in effect at the end of the accounting period.

The Company utilizes forward currency contracts to reduce exposure to exchange rate risk. The Company uses these contracts to satisfy liabilities payable in a foreign currency. The Company recognizes derivatives, when material, as either assets or liabilities in the balance sheet and measures those instruments at fair value. Forward currency contracts qualify as fair value hedging instruments that give rise to foreign currency transaction gains and losses, which the Company recognizes in current earnings along with the change in the carrying amount of the hedged commitment. At August 31, 2010 and 2009, the Company's investments in foreign currency contracts are immaterial.

Income taxes:
The Company accounts for income taxes pursuant to the asset and liability method which requires deferred income tax assets and liabilities to be computed for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the temporary differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

The Company adopted the new accounting for uncertainty in income taxes guidance on September 1, 2009. The adoption of that guidance did not result in the recognition of any unrecognized tax benefits and the Company has no unrecognized tax benefits at August 31, 2010. The Company's Federal and state income tax returns prior to fiscal year 2006 are closed and management continually evaluates expiring statutes of limitations, audits, proposed settlements, changes in tax law and new authoritative rulings.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 2 - Summary of significant accounting policies (concluded):
Income taxes (concluded):
The Company recognizes interest and penalties associated with tax matters as part of selling, general and administrative expenses and includes accrued interest and penalties with the related tax liability in the balance sheets.

Subsequent events:
The Company has evaluated events and transactions for potential recognition or disclosure through February 16, 2011, which is the date the financial statements were available to be issued.

Note 3 - Other assets:
Other assets consist of the following:

	2010	2009

Cash surrender value of officers' life insurance	$206,978	$200,370
Security deposits	186,967	184,759

Totals	$393,945	$385,129

Note 4 - Equipment and leasehold improvements:
Equipment and leasehold improvements consist of the following:

	Estimated
	Useful Lives	2010	2009

Automobiles and transportation equipment	5 years	$10,438	$10,438
Machinery and equipment	5 years	636,849	632,352
Software	5 years	417,563	401,078
Office equipment	5 years	369,124	354,543
Leasehold improvements	Term of lease	269,794	143,823
		1,703,768	1,542,234
Less accumulated depreciation and amortization		1,112,443	889,384

Totals		$591,325	$652,850

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 4 - Equipment and leasehold improvements (concluded):
Included in machinery and equipment at August 31, 2010 is equipment held under a capital lease obligation with a cost of $317,392. Included in accumulated depreciation and amortization is $116,377 related to equipment held under capital lease at August 31, 2010. Depreciation and amortization expense amounted to $223,059 and $225,325 in 2010 and 2009, respectively.

Note 5 - Stock sale and purchase agreements:
On June 30, 2008, the Company and its then existing shareholders (the "Original Shareholders") entered into a Sale and Purchase Agreement (the "SPA") with an investment partnership (the "Partnership") which resulted in a recapitalization of the Company. In accordance with the provision of the SPA, the original shareholders amended the certificate of incorporation to increase the number of authorized common shares to 2,500,000 through a 1,000-for-1 stock split. The original shareholders then sold 25% of their total 500,000 outstanding shares to the Partnership.

The SPA provides for a second closing in which the Company is obligated to purchase from, and the Original Shareholders are obligated to sell to the Company, 222,222 of their shares for an amount determined to be $1,764,910, which is based on a computation derived from their earnings for the fiscal year ending August 31, 2008, as defined in the SPA. The second closing occurred in February 2009. In connection with the second closing, the Partnership contributed $500,000 which was recorded as additional paid-in capital. The Company used the proceeds from the $500,000 contribution and issued subordinated notes payable to the Original Shareholders for the remaining $1,264,910 (see Note 9.)

The SPA provides for a third closing in which the Company is obligated to purchase from, and the Original Shareholders are obligated to sell to the Company, an additional 85,471 of their shares at an amount determined to be $0, which is based on a computation derived from their earnings for the fiscal year ending August 31, 2009, as defined in the SPA. The third closing occurred in February 2010.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 6 - Stock-based compensation:
During 2010 and 2009, the Original Shareholders contributed 1,675 and 4,674 (as adjusted for the stock split) shares of their stock (the "Contributed Stock") to the Company, respectively. The Company simultaneously issued the Contributed Stock to certain key employees, which resulted in an increase in additional paid-in capital of $6,245 and $24,119 in 2010 and 2009, respectively, which have been reflected in the accompanying statement of stockholders' equity. Compensation expense of $6,245 and $24,119 has been reflected in the statements of operations for the fiscal years ended August 31, 2010 and 2009, respectively. The shares were fully vested upon issuance.

Note 7 - Stock option plan:
Effective June 30, 2008, the Company adopted the 2008 Stock Option Plan (the "Plan") the purpose of which is to aid the Company in recruiting and retaining key employees, officers, directors or consultants of outstanding ability and to motivate such employees, officers, directors or consultants to exert their best efforts on behalf of the Company by providing incentives through the granting of options. The Plan allows, at the administrator's discretion, the granting of up to 21,368 shares of the Company's common stock at an option price to be no less than the fair market value of the Company's common stock on the date such options are granted. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the administrator, in its sole discretion, but in no event shall an option be exercisable more than ten years after the date on which it is granted. Furthermore, no options shall be granted after the ten-year anniversary of the effective date. There were no options granted under the Plan during 2010 and 2009.

Note 8 - Line of credit:
During May 2009, the Company entered into a $1,000,000 line of credit agreement (the "Line") with a bank, which expires in May 2011. Borrowings are collateralized by substantially all of the Company's assets. The Line is subject to certain financial covenants, as defined. The Line bears interest at either a base rate option or LIBOR option, as defined. There were no outstanding borrowings under this Line at August 31, 2010.

Note 9 - Related party notes payable:
In connection with the second closing provided by the SPA (see Note 5), the Company issued two notes to the original shareholders. The notes are payable in semi-monthly installments ($6,553 and $5,371), including 5% interest, through March 2014 and are subordinated to borrowings under the Line (see Note 8). No principal payments were made on the notes during 2010. Principal payment requirements on related party notes payable in each of the five years subsequent to August 31, 2010 are $554,591 in 2011, $258,195 in 2012, $271,419 in 2013, $152,780 in 2014.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 9 - Related party notes payable (concluded):
Interest expense charged to operations related to such notes payables was approximately $34,000 and $28,000 in 2010 and 2009, respectively.

Note 10- Long-term debt:
Long-term debt consists of two notes related to deposits on leasehold improvements. The notes are payable in monthly installments of $1,316, including 7% interest, through February 2016. Principal payment requirements in each of the five years subsequent to August 31, 2010 are as follows:

Year Ending	Amount

2011	$11,112
2012	11,916
2013	12,774
2014	13,700
2015	14,690

Note 11- Capital lease obligation:
The Company is the lessee of equipment under a capital lease obligation expiring October 2013. The equipment held under capital lease is recorded at present value of the minimum lease payments.

Minimum future lease payments, together with the present value of the net minimum lease payments, in years subsequent to August 31, 2010 are as follows:

Year Ending	Amount

2011	$54,156
2012	54,156
2013	54,156
2014	9,026
171,494
Less amount representing interest	13,663
Present value of net minimum lease payments	157,831
Less current portion	47,073

Long-term portion	$110,758

Note 12- Profit-sharing plan:
The Company maintains a 401(k) profit-sharing plan covering substantially all of its employees. The Company did not contribute to the plan in 2010. The Company contributed approximately $13,000 in 2009.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 13- Income taxes:
The provision (credit) for income taxes consists of the following:

	2010	2009

Current:
Federal	$329,000	$(200,000)
State	42,000	(43,000)
Totals	371,000	(243,000)

Deferred:
Federal	(201,000)	6,000
State	(30,000)	(19,000)
Totals	(231,000)	(13,000)
Totals	$140,000	$(256,000)

Deferred tax assets (liabilities), net consist of the following:

	2010	2009

Deferred tax assets	$612,000	$396,000
Deferred tax liabilities	(135,000)	(150,000)

Net deferred tax assets	477,000	246,000
Current portion	211,000	268,000

Net long-term deferred tax assets (liabilities)	$266,000	$(22,000)

Deferred tax assets arise primarily from certain accrued expenses which are not deductible for income tax purposes until paid and a provision for uncollectible accounts which is not deductible for income tax purposes until all collection efforts have ceased.

Deferred tax liabilities arise primarily from the use of accelerated depreciation method for income tax purposes.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management has determined that the realization of recorded deferred tax assets is more likely than not; accordingly, no valuation allowance has been recorded.

In 2009, the amount of tax expense (benefit) differs from the amount of expense (benefit) that would result from applying the statutory rates to pre-tax net income or loss primarily due to certain nondeductible expenses and the effects of income tax audit assessments and refund adjustments.

DBA DISTRIBUTION SERVICES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 14- Commitments and contingencies:
Leases:
The Company leases three facilities and equipment under various noncancelable operating lease agreements which expire through 2015. Rent expense amounted to $1,590,272 and $1,551,673 in 2010 and 2009, respectively.

Future minimum lease payments in each of the five years subsequent to August 31, 2010 and thereafter are as follows:

Year Ending
August 31,

2011	$1,517,297
2012	1,508,571
2013	1,515,602
2014	1,534,453
2015	1,150,421
Thereafter	509,302

Total	$7,735,646

Litigation:
In the normal course of business, the Company is party to various claims and legal proceedings. Although the ultimate outcome of these matters cannot presently be determined, management of the Company, after consultation with legal council, does not believe that the resolution of these matters will have a material effect upon the Company's financial position, results of operations or cash flows.

Note 15- Fair value of financial instruments:
The Company's material financial instruments at August 31, 2010 and 2009 for which disclosure of estimated fair value is required by certain accounting standards consisted primarily of cash and cash equivalents, accounts receivable, accounts payable, accrued expenses, related party notes payable, long-term debt and capital lease obligations. The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses are equal to their carrying value based on their liquidity and short-term maturities. The fair values of related party notes payable, long-term debt and capital lease obligations approximate their carrying value in that such obligations bear interest at rates that approximate current market rates.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Radiant Logistics, Inc.

Date: April 8, 2011	By:	/s/ Bohn H. Crain
Bohn Crain
Chairman and Chief Executive Officer